-1- Loan Number 547816 4892-2750-7681, v. 4 REVOLVING LINE OF CREDIT NOTE Date: September 13, 2024 Borrower: BIGLARI HOLDINGS INC., an Indiana corporation Borrower’s Address: 19100 Ridgewood Parkway, Suite 1200 San Antonio, Bexar County, Texas 78259 Lender: TEXAS PARTNERS BANK, a Texas state bank Lender’s Address/Place for Payment: 1900 NW Loop 410 San Antonio, Bexar County, Texas 78213 Principal Amount: $35,000,000.00 Final Scheduled Payment Date: September 13, 2026 1. Interest Rates: Contract Interest Rate on Unpaid and Unmatured Principal: Borrower shall pay interest on the principal amount advanced hereunder and outstanding from time to time at a per annum interest rate equal to the Index Rate, as defined below, as of the 13th day of each month plus 2.75% per annum (275 bps), provided, however, that in no event shall such Contract Interest Rate be less than 3.744% per annum (“Floor Rate”), and in no event shall such Contract Interest Rate exceed the Highest Lawful Rate. The Contract Interest Rate shall be determined as of the 13th day of each month and shall remain at such rate until the 13th day of the immediately following month when the Contract Interest Rate will be recalculated. The term “Index Rate” shall mean a fluctuating interest rate per annum, which rate shall be equal to the “30-Day Average Secured Overnight Financing Rate” (the “30-Day SOFR”), as quoted by the Chicago Mercantile Exchange from time to time, and if multiple 30-Day SOFRs are quoted, the highest such rate; provided, however, that in the event Chicago Mercantile Exchange ceases its existence or no longer quotes the 30-Day SOFR, Lender shall choose a substitute index rate to the 30-Day SOFR (and, if applicable, an adjustment of the interest rate margin to account for the margin contained in this Note) as determined by Lender in its sole discretion after giving due consideration to the then-prevailing market convention for determining an index rate of interest for new commercial loans originated by commercial banks in the United States of similar size, quality, maturity and type as the loan to Borrower as determined by Lender and that is based upon comparable information. If requested by Lender, Borrower shall enter into an amendment to this Note to reflect such replacement interest rate and such other related changes to this Note as may be requested by Lender. Such rate is only one of the reference rates or indexes used by Lender from time to time. Lender may lend to others at rates at, greater, or less than such rate. Default Interest Rate on Matured, Unpaid Amounts: The lesser of [i] the Index Rate plus 4.00% (400 bps) per annum or [ii] the Highest Lawful Rate. Limitation on Interest Rate: In no event shall the Contract Interest Rate or the Default Interest Rate borne by this Note exceed the Highest Lawful Rate; the Highest Lawful Rate is the maximum rate permitted by

-2- Loan Number 547816 4892-2750-7681, v. 4 applicable federal or state law (in the event the Lender is relying on ceilings under Texas law, the weekly ceiling rate shall apply). Calculation Methods: Interest at the Contract Interest Rate shall be computed on the basis of a 360-day year for the actual days elapsed; interest at the Default Interest Rate and the Highest Lawful Rate will be computed on the basis of the 365 or 366 day year for the actual days elapsed. 2. Terms of Payment. All accrued and unpaid interest shall be due and payable monthly beginning on October 13, 2024, and continuing regularly and monthly thereafter on the 13th day of each consecutive calendar month until the Final Scheduled Payment Date of this Note. Unless this Note is earlier matured, all outstanding principal, together with all accrued, earned, and unpaid interest shall be due and payable on the Final Scheduled Payment Date when this Note (if not earlier matured) shall mature. Interest shall be calculated on the unpaid principal to the date of each installment paid, and the payment made credited first to the discharge of accrued interest and then the balance to the reduction of principal unless otherwise provided by a billing statement issued by Lender (and payments next made following issuance of a billing statement by Lender shall be applied in accordance with the billing statement). Prepayments shall not relieve Borrower of making scheduled payment hereunder as due. Borrower and Lender are parties to a Loan Agreement dated September 13, 2022 (the “Agreement”), as amended by First Amendment to Loan Agreement dated September 11, 2023 executed by Borrower and Lender (the “First Amendment”), and as further amended by Second Amendment to Loan Agreement of even date herewith (the “Second Amendment” and collectively with the Agreement, the First Amendment, and all further amendments, restatements or modifications thereof, collectively, the “Loan Agreement”) which governs advances hereunder and other terms and provisions. 3. Prepayment. This Note may be prepaid in whole or in part and from time to time, without penalty or charge therefor; the prepayment will be applied to the last maturing principal and will not affect any scheduled installment payment (until this Note has been paid in full). 4. Revolving Credit. This Note represents a revolving credit for business or investment purposes. Chapter 346, and related provisions, of the Texas Finance Code pertaining to revolving credits are specifically excluded to the maximum lawful extent. Principal drawn hereunder may be repaid and redrawn; provided first that the outstanding principal under this Note may never exceed the Principal Amount set forth above; and provided second, Borrower's right to draw under this Note is subject to the Loan Agreement. During the occurrence of an Event of Default under the Loan Agreement, or any event or condition that has occurred and, but for the giving of notice and passage of time, would result in an Event of Default and is continuing, Lender is not required to permit any further draws or advances hereunder. Lender is not required to permit any draws or advances hereunder after maturity of this Note (by passage of time, acceleration of maturity for default, or otherwise). 5. Unfunded Line Commitment Fee. Commencing on the date hereof, Borrower agrees to pay Lender a non-refundable fee, computed at a rate per annum of 0.25% (25 bps) (calculated on a 360-day year), on the daily average unused amount of the committed principal amount of this Note, not to exceed $20,833,500.00, for each day during which any unused amount exists (whether or not then available) (the “Unfunded Line Commitment Fee"). The Unfunded Line Commitment Fee is payable in arrears on

-3- Loan Number 547816 4892-2750-7681, v. 4 the 13th day of the month after the end of each calendar quarter, on the final maturity date of the Note and on the commitment termination date of this Note. 6. Security for Payment. This Note is secured by: (i) a Deed of Trust of even date herewith executed by Biglari Real Estate Corporation, an Indiana corporation, for the benefit of Lender (together with all renewals, extensions or modifications, collectively, the “Deed of Trust”) creating a lien on certain real property and improvements, if any, located thereon located in Bexar County, Texas; and (ii) a Mortgage of even date herewith executed by Steak N Shake Indianapolis Office Inc., an Indiana corporation, for the benefit of Lender (together with all renewals, extensions or modifications, collectively, the “Mortgage” and collectively with the Deed of Trust, the “Security Documents”) creating a lien on certain real property and improvements, if any, located thereon, located in Marion County, Indiana. All real and personal property secured by the Security Documents may collectively be referred to as the “Collateral”. Other security may exist for this Note. The Security Documents, the Loan Agreement, this Note, and any other documents between Borrower and Lender pertaining to this Note may be referred to as the “Loan Documents.” If under other security agreements signed by the Borrower in favor of Lender, the Borrower has granted a security interest in collateral that may not lawfully secure this Note, then such collateral shall be considered not to secure this Note. 7. Promise to Pay. FOR VALUE RECEIVED, Borrower promises to pay to the order of Lender at the place for payment and according to the terms of payment the Principal Amount (or so much thereof as may be advanced hereunder) plus interest at the rates stated above on outstanding and unpaid principal from the date funded or advanced hereunder until repaid. All unpaid amounts shall be due by the Final Scheduled Payment Date. Interest on matured, unpaid amounts will accrue at the Default Interest Rate. Interest shall not be charged on accrued and past due interest hereunder if prohibited by applicable law. AT THE OPTION OF THE LENDER, UPON OR FOLLOWING AN EVENT OF DEFAULT, AND SO LONG AS SUCH EVENT OF DEFAULT IS CONTINUING, THE CONTRACT INTEREST RATE MAY BE RESET TO AND FIXED AT THE DEFAULT INTEREST RATE ON MATURED, UNPAID AMOUNTS. 8. Late Charge. Subject to statutory and contractual provisions limiting the rate and amount of interest Lender may charge, collect or receive, in the event any monthly payments shall become overdue for a period in excess of ten (10) days, a one-time late charge of five (5%) percent of the periodic installment payment may be charged by the Lender hereof for the purpose of defraying the expense incident to the handling of such delinquent payments. Any late acceptance or waiver of payment of any installment or waiver by Lender of default in any obligation or covenant of Borrower in any Loan Document shall not operate as a waiver of any other or subsequent installments or other covenants or obligations. THIS LATE CHARGE DOES NOT APPLY TO THE FINAL SCHEDULED PAYMENT UNDER THIS NOTE. 9. Default. Upon or following any default in the payment of this Note or any installment hereof if such default is not cured within 10 days after written notice by Lender is mailed to the Borrower, or upon or following any other Event of Default under any Loan Document beyond any applicable notice and cure period therein provided, all outstanding principal and accrued, earned and unpaid interest under this Note and all obligations (other than the unearned portion thereof, if any) in all Loan Documents shall become immediately due and payable at the election of Lender. 10. Waivers. Except as set forth above, or in any of the Loan Documents, unless (and then to the extent not) prohibited by applicable law, Borrower, and each surety, endorser, guarantor and other person liable or to become liable for payment of this Note waives: opportunity to cure breach or default; grace; all notices, demands and presentments for payment; all notices of dishonor, non-payment, acceleration of

-4- Loan Number 547816 4892-2750-7681, v. 4 maturity or intention to accelerate maturity; protest; dishonor; all other notices whatsoever; and, diligence in taking any action to collect amounts hereunder or in the handling of any collateral securing this Note at any time. 11. Attorney Fees. If this Note or any Loan Document is given to an attorney for collection or enforcement, or if suit is brought for collection or enforcement, or if it is collected or enforced through probate, bankruptcy, or other judicial proceeding, then Borrower shall pay Lender reasonable attorney's fees in addition to other amounts due. 12. Compliance with Interest Laws. Nothing in this Note or any Loan Document shall authorize the collection of interest in excess of the highest rate allowed by law. Interest on the debt evidenced by this Note or any Loan Document will not exceed the maximum rate or amount of nonusurious interest that may be contracted for, taken, reserved, charged, or received under law. Any interest in excess of that maximum amount will be credited on the principal amount or, if the principal amount has been paid, refunded. On any acceleration or required or permitted prepayment, any excess interest will be canceled automatically as of the acceleration or prepayment or, if the excess interest has already been paid, credited on the principal amount or, if the principal amount has been paid, refunded. Interest on this Note and any Loan Document shall be prorated and spread over the entire term this indebtedness is outstanding. This provision overrides any conflicting provisions in this Note and any Loan Document concerning the debt. 13. Applicable Law. This Note shall be governed by, and construed in accordance with, the internal laws of the State of Texas, and particularly, Title 4, Subtitle A of the Finance Code as applicable to commercial loans, subject, however, to the effect of applicable federal law. To the maximum lawful extent, the parties intend to exclude Subtitle B, and particularly Chapter 346, of the Finance Code, as amended, such provisions and chapters dealing primarily with consumer lending. Unless changed in accordance with law, the applicable rate ceiling under Texas law shall be the ceiling rate specified in this Note, or if that rate is no longer available, then the weekly rate ceiling from time to time in effect as provided by such acts. 14. Joint and Several Liability. Each Borrower is responsible for the entire amount of this Note; their obligations hereunder are joint and several. 15. Miscellaneous. The terms Borrower and Lender and other nouns and pronouns include the plural if more than one. The terms Borrower and Lender also include their respective heirs, personal representatives, and assigns. The term Lender also includes any subsequent holder or transferee of this Note. Section headings are for reference only and do not enlarge or restrict the text. 16. Investment Purpose. This Note is given for Borrower's business or investment purposes, and not for the personal, family, or household use of Borrower. 17. Not Revolving. Intentionally Deleted. 18. Loan Origination Fee. Upon execution hereof, Borrower shall pay Lender a loan origination fee of $0.00 and a document review fee of $0.00. All loan fees and other prepaid charges are earned by Lender upon the initial funding of this Note (unless otherwise provided between Borrower and Lender), and are not subject to refund (except as may be required by applicable law). 19. Dishonored Check Charge. Borrower will pay a processing fee of $32.00 if any check given by Borrower to Lender as a payment on this loan is dishonored, unless prohibited by law, or unless Borrower and Lender have separately agreed to a higher amount.

-5- Loan Number 547816 4892-2750-7681, v. 4 20. Right of Setoff. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. The Borrower specifically acknowledges that the Lender has a statutory right of set off provided under the Texas Finance Code. 21. Fee to Waive Violation of Covenant. Lender reserves the right to assess and collect a fee in connection with any agreement by Lender to waive the violation of any covenant contained in the Note or any other document or agreement signed in connection with the Note or to waive or forego its rights and remedies upon the occurrence of a default. The foregoing statement shall not in any respect obligate the Lender to waive the violation of any covenant or to forego its rights and remedies upon the occurrence of a default, which it may or may not do in its sole discretion. 22. Severability. If a court of competent jurisdiction finds any provision of this Note to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid, and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Note. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Note shall not affect the legality, validity, or enforceability of any other provision of this Note. 23. Notations on Payments. Borrower agrees not to send Lender payments marked “paid in full,” “without recourse,” “under protest,” or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. 24. Plural; Captions. All references in this Note to Borrower, guarantor, person, document or other nouns of reference mean both the singular and plural form, as the case may be, and the term “person” shall mean any individual, person, or entity. The captions contained in this Note are inserted for convenience only and shall not affect the meaning or interpretation of this Note. 25. Advances. Lender may, in its sole discretion, make other advances which shall be deemed to be advances under this Note, even though the stated principal amount of this Note may be exceeded as a result thereof. 26. Notice. Any notices to Borrower shall be sufficient if given in writing and mailed or delivered to the Borrower’s address shown above or such other address as is properly provided by Borrower hereunder, or to Lender, if in writing and mailed or delivered to the Lender’s address shown above or such other address as Lender may specify in writing from time to time. In the event that Borrower changes Borrower’s address at any time prior to the date this Note is paid in full, Borrower agrees to promptly give written notice to Lender of such change of address by registered or certified mail, return receipt requested, postage prepaid. 27. Imaging and Facsimile. Borrower understands and agrees that (i) Lender's document retention policy involves the imaging of executed Loan Documents and the destruction of the paper originals, and (ii) Borrower waives any right that it may have to claim that the imaged copies of the Loan Documents are not originals. 28. Electronic Delivery of Documents. Intentionally Deleted.

-6- Loan Number 547816 4892-2750-7681, v. 4 29. Automatic Payment. The Borrower has elected, and hereby elects, to authorize Lender to effect payment of sums due under this Note by means of debiting the Borrower's account with Lender that is identified by account number 5044060. The Borrower's authorization to debit such account shall not affect the Borrower’s obligation to pay such sums when due, without notice, if there are insufficient funds in such account to pay such sums in full on the due date thereof, nor shall Borrower be relieved of any obligation to pay such sums immediately upon demand, if Lender fails to debit such account. 30. AUTOMATIC TRANSFER AUTHORIZATION (INTERNAL ACCOUNTS). If a payment due date falls on a Saturday, Sunday or legal holiday under Federal law or the law of the State of Texas, or on a day that Lender is closed for business, then such payment date will automatically be extended to, and payment deducted on, the next day which is not a Saturday, Sunday or legal holiday, or day that Lender is closed for business. 31. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER BY EXECUTION HEREOF AND LENDER BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE OTHER LOAN DOCUMENTS OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO ACCEPT THIS NOTE. 32. BALLOON PAYMENT. THIS LOAN IS PAYABLE IN FULL AT MATURITY. YOU (THE BORROWER) MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND UNPAID INTEREST THEN DUE. THE BANK (THE LENDER) IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME. YOU WILL, THEREFORE, BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS THAT YOU MAY OWN, OR YOU WILL HAVE TO FIND A LENDER, WHICH MAY BE THE BANK YOU HAVE THIS LOAN WITH, WILLING TO LEND YOU THE MONEY. IF YOU REFINANCE THIS LOAN AT MATURITY, YOU MAY HAVE TO PAY SOME OR ALL OF THE CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF YOU OBTAIN REFINANCING FROM THE SAME BANK. 33. RENEWAL AND EXTENSION. This Note is given in renewal, extension and restatement, on revised terms, but not novation, of that certain revolving line of credit note in the stated principal amount of $30,000,000.00 dated September 13, 2022, evidencing Lender’s Loan No. 547816, as executed by Borrower and payable to the order of Lender. All security, guaranties, and collateral for such prior note, as may have been previously renewed, extended or modified, are continued in full force and effect to secure this Note. [Remainder of Page Intentionally Left Blank]

-7- Loan Number 547816 4892-2750-7681, v. 4 EXECUTED to be effective as of the date first set forth above. BORROWER: BIGLARI HOLDINGS INC., an Indiana corporation By:_____________________________________ Sardar Biglari, CEO